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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 14, 2003

GMAC EDUCATION LOAN FUNDING TRUST-I
(Exact name of co-registrant as specified in its charter)

Delaware	333-102760	51-6535786
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
c/o Wilmington Trust Company, Rodney Square North, 1100 N. Market St., Wilmington, DE 19890-0001 (Address of Principal Executive Offices) (Zip Code)
Co-Registrant's telephone number, including area code: (203) 975-6112
None (Former name or former address, if change since last report)
GMAC ELF LLC (Exact name of co-registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	333-102760-01 (Commission File Number)	22-3891807 (IRS Employer Identification Number)
1801 California Street, Suite 3900, Denver, CO 80202 (Address of Principal Executive Offices) (Zip Code)
Co-Registrant's telephone number, including area code: (303) 293-8500
None (Former name or former address, if change since last report)

Item 5. Other Events.

        On August 14, 2003, GMAC Education Loan Funding Trust-I (the "Trust") distributed the Noteholders' Statement, attached to this report as Exhibit 99.1, to the trustee, Zions First National Bank, for distribution to Noteholders of record. The Noteholders' Statement reflects the Trust's activities for the period ending July 31, 2003, including a statistical summary of the delinquency and default characteristics of the Trust's student loan portfolio as of such date.

Item 7. Financial Statements and Exhibits.

(c)
Exhibits.

24.1
Power of attorney(1)

99.1
July 31, 2003 Statement to Noteholders

(1)
Incorporated by reference to Exhibit 24.2 to the Co-Registrants Registration Statement on Form S-3, Registration No. 333-102760, filed January 28, 2003.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Co-Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GMAC EDUCATION LOAN FUNDING TRUST-I
By: GMAC ELF LLC, as attorney-in-fact of the Co-Registrant
Date: August 25, 2003	By:	/s/ RONALD W. PAGE Ronald W. Page Vice President

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Co-Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GMAC ELF LLC
Date: August 25, 2003	By:	/s/ RONALD W. PAGE Ronald W. Page Vice President

EXHIBIT INDEX

Exhibit No.	Description
24.1	Power of attorney(1)
99.1	July 31, 2003 Statement to Noteholders

(1)
Incorporated by reference to Exhibit 24.2 to the Co-Registrants Registration Statement on Form S-3, Registration No. 333-102760, filed January 28, 2003.

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  Item 5. Other Events.
  Item 7. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX